SSGA Active Trust

SPDR SSGA Ultra Short Term Bond ETF

(the “Fund”)

Supplement dated June 12, 2019 to the Prospectus dated October 31, 2018,

as may be supplemented from time to time

Effective immediately, John Mele is added as a Portfolio Manager of the Fund. Accordingly, the Prospectus is revised as follows:

1)	The “PORTFOLIO MANAGERS” section beginning on page 28 is replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are James Palmieri and John Mele.

James Palmieri, CFA, is a Managing Director of the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

John Mele is a Vice President of the Adviser and a Senior Portfolio Manager on the Fundamental Active Investment Grade Credit Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

2)	In the “PORTFOLIO MANAGERS” section beginning on page 78, the disclosure with respect to the Fund is replaced with the following:

SPDR SSGA Ultra Short Term Bond ETF

The professionals primarily responsible for the day-to-day management of the Fund are James Palmieri and John Mele.

James Palmieri, CFA, is a Managing Director of SSGA and the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. In his role, he is the lead portfolio manager and trader for the Structured Products Group servicing all total rate of return and insurance accounts managed in Stamford, CT. In addition to his portfolio management responsibilities, Mr. Palmieri is a member of the Fixed Income Currency and Cash Senior Leadership Team and the Fundamental Active Core and Core Plus Fixed Income Team. He joined SSGA in 2016 as part of the SSGA acquisition of GE Asset Management. Prior to joining SSGA, Mr. Palmieri worked at GE Asset Management for eleven years as a senior portfolio manager and trader for all fixed income total rate of return and insurance accounts for GE. Prior to joining GE Asset Management, he worked at Constitution State Corporate Credit Union for one year as an investment director and CIGNA Investment Management for five years as a fixed income portfolio manager. He received his Bachelor of Science from Central Connecticut State University, is a Chartered Financial Analyst (CFA) charter holder, and has twenty years of investment experience.

John Mele is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager on the Fundamental Active Investment Grade Credit Team. He is responsible for the investment grade credit allocation within several actively managed fixed income strategies. Mr. Mele joined SSGA in 2016 as part of the SSGA acquisition of GE Asset Management (GEAM). He also held roles in Private Equity and Finance while with GEAM. Prior to joining GEAM, Mr. Mele worked at Citigroup as a portfolio manager/research analyst in Citigroup’s Private Client Group. His responsibilities included managing discretionary equity and balanced portfolios for high net worth clients. Mr. Mele’s prior work experience also includes several years in investment management compliance and investment product development. Mr. Mele holds a Bachelor of Science in accounting from the University of Connecticut, a Juris Doctor from Quinnipiac University and a Master of Business Administration with specializations in Economics and Finance from New York University – Stern School of Business.

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SSGA Active Trust

SPDR SSGA Ultra Short Term Bond ETF

(the “Fund”)

Supplement dated June 12, 2019 to the Summary Prospectus dated October 31, 2018,

as may be supplemented from time to time

Effective immediately, John Mele is added as a Portfolio Manager of the Fund. Accordingly, the “Portfolio Managers” section on page 5 of the Summary Prospectus is replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are James Palmieri and John Mele.

James Palmieri, CFA, is a Managing Director of the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

John Mele is a Vice President of the Adviser and a Senior Portfolio Manager on the Fundamental Active Investment Grade Credit Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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SSGA Active Trust

SPDR SSGA Ultra Short Term Bond ETF

(the “Fund”)

Supplement dated June 12, 2019 to the Statement of Additional Information (“SAI”) dated

October 31, 2018, as may be supplemented from time to time

Effective immediately, John Mele is added as a Portfolio Manager of the Fund. Accordingly, the SAI is revised as follows:

1)	The “PORTFOLIO MANAGERS” table on page 48 is updated to include John Mele as a Portfolio Manager of the Fund.

2)	The following is added to the “Other Accounts Managed” table beginning on page 48:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
John Mele††	5	$3.86	1	$0.06	93	***	$54.06	***	$57.98

***	Includes 2 accounts (totaling $743.42 million in assets under management) with performance-based fees.
††	Data provided for John Mele is as of April 30, 2019.

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